UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 13, 2014 (January 10, 2014)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2014, Cell Therapeutics, Inc. (the “Company”) entered into a Termination Agreement (the “Agreement”), with an effective date as of January 3, 2014, with Novartis International Pharmaceutical Ltd. (“Novartis”) in connection with the License and Co-Development Agreement dated as of September 15, 2006, between the Company and Novartis, as amended (the “License Agreement”), to reacquire the rights to PIXUVRI® (pixantrone) (“PIXUVRI”) and Opaxio™ (paclitaxel poliglumex) (“Opaxio” and together with PIXUVRI, the “Compounds”) granted to Novartis under the License Agreement.

Pursuant to the Agreement, the License Agreement is terminated in its entirety, provided that certain customary provisions in the License Agreement, including those pertaining to confidentiality and indemnification, survive termination. The Company has agreed not to transfer, license, sublicense or otherwise grant rights with respect to intellectual property of the Compounds unless the transferee/licensee/sublicensee agrees to be bound by the terms of the Agreement.

The Company in exchange has agreed to provide potential payments to Novartis, including a percentage ranging from the low double-digits to the mid-teens of any consideration received by the Company or its affiliates in consideration for or in connection with any transfer, license, sublicense or other grant of rights with respect to intellectual property of PIXUVRI or Opaxio, respectively; provided that such payments will not exceed certain prescribed ceilings in the low-single digit millions.

The Company has also agreed to pay Novartis potential payments of up to $16.6 million upon the successful achievement of certain sales milestones of the Compounds. Novartis is eligible to receive tiered low single-digit percentage royalty payments for the first several hundred million in annual net sales, and ten percent royalty payments thereafter based on annual net sales of each Compound, subject to reduction in the event generic drugs are introduced and sold by a third party, causing the sale of PIXUVRI or Opaxio to fall by a percentage in the high double-digits. To the extent the Company is required to pay royalties on net sales of Opaxio pursuant to the license agreement between the Company and PG-TXL Company, L.P., dated as of November 13, 1998, as amended (the “PG-TXL License Agreement”), it may credit a percentage of the amount of such royalties paid to those payable to Novartis, subject to certain exceptions. Notwithstanding the foregoing, royalty payments for both PIXUVRI and Opaxio are subject to certain minimum floor percentages in the low single-digits.

The descriptions of each of the License Agreement and PG-TXL License Agreement contained herein are not purported to be complete and are qualified in their respective entirety by the full text of each of the License Agreement and PG-TXL License Agreement, which are attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 18, 2006 and as Exhibit 10.27 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1998, filed on March 31, 1999, as amended by Amendment No. 1, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on February 7, 2006, respectively, and are incorporated herein by reference.

The foregoing is a brief description of the terms and conditions of the Agreement and is intended to summarize the terms of the Agreement that are material to the Company. The Company intends to file the Agreement with the Securities and Exchange Commission (the “SEC”) as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 or a future Current Report on Form 8-K, together with a request for confidential treatment of certain terms of the Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

On January 10, 2014, the Company entered into the Agreement pursuant to which the parties terminated the License Agreement, and the Company reacquired rights to anti-cancer compounds PIXUVRI and Opaxio pursuant to the terms of the Agreement, in exchange for potential payments to Novartis. The License Agreement had granted Novartis (i) an exclusive worldwide license for the development and commercialization of Opaxio and (ii) an exclusive option to enter into an exclusive worldwide license to develop and commercialize PIXUVRI.

The information set forth in Item 1.01 above with respect to the Agreement and License Agreement is incorporated into this Item 1.02 by reference.

Item 7.01. Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

On January 13, 2014, the Company issued a press release announcing the Company’s entry into the Agreement with Novartis, and the termination of the License Agreement. The full text of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, including statements about the timing and amount of future milestones, that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, and include risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of the Company’s securities. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: satisfaction of regulatory and other requirements; actions of regulatory bodies and other governmental authorities; changes in laws and regulations; product quality or patient safety issues; product development risks and statements pertaining to any future potential milestones; the impact of competitive products and pricing and reimbursement; and other risks identified in the Company’s most recent filings on Form 10-K, Form 10-Q and other SEC filings. The Company can give no assurances that any results or events projected or contemplated by its forward-looking statements will in fact occur and the Company cautions you not to place undue reliance on these statements. The Company undertakes no duty to update these forward-looking statements to reflect any future events, developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Location

99.1	Press Release, dated January 13, 2014, announcing entry into the Agreement.	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: January 13, 2014	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and
Administration

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Press Release, dated January 13, 2014, announcing entry into the Agreement.	Furnished herewith.